UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  November 20, 2024

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR

On October 24, 2024, pursuant to the approval provided by the stockholders of the Company at its annual meeting of stockholders held on June 28, 2024 (the “Annual Meeting”), the Board delegated the authority to determine ratio of the Reverse Stock Split (as defined below) to a special committee of the Board established for that purpose (the “Committee”). On November 8, 2024, the Committee approved an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to effectuate a reverse stock split of the Company’s Class A common stock, $0.001 par value (“Common Stock”) affecting the issued and outstanding number of such shares by a ratio of one-for-thirty-five (the “Reverse Stock Split”).

The Company filed the Amendment to its Certificate of Incorporation with the State of Delaware effectuating the Reverse Stock Split on November 20, 2024. The Reverse Stock Split will become effective in the State of Delaware at 11:59 PM ET on Friday, November 22, 2024.

Beginning with the opening of trading on November 25, 2024, the Common Stock will trade on the NYSE American on a split-adjusted basis under a new CUSIP number 09175M 804. As a result of the Reverse Stock Split, each thirty-five shares of Common Stock issued and outstanding prior to the Reverse Stock Split were converted into one (1) share of Common Stock, with no change in authorized shares or par value per share, and the number of shares of Common Stock outstanding was reduced from approximately 38,846,318 shares to approximately 1,109,895 shares. All options, warrants, and any other similar instruments, convertible into, or exchangeable or exercisable for, shares of Common Stock will be proportionally adjusted.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on November 20, 2024.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: November 20, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel